UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2022
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ROOT, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39658	84-2717903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 E. Rich Street, Suite 500 Columbus, Ohio		43215
(Address of Principal Executive Offices)		(Zip Code)
(866) 980-9431
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROOT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
As disclosed in Root, Inc.'s (the "Company") Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 28, 2022, the Company’s Board of Directors did not renominate Luis von Ahn for reelection, and his term as a director of the Company expired on June 7, 2022 at the 2022 Annual Meeting of Stockholders.

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company's 2022 Annual Meeting of Stockholders was held on June 7, 2022. The following are the voting results on proposals considered and voted upon at the 2022 Annual Meeting.

1.Election of Class II Directors
The stockholders elected each of Jerri DeVard, Nancy Kramer and Scott Maw as Class II directors, each to serve terms expiring on the date of the Company's 2025 Annual Meeting of Stockholders and until each such director's successor has been duly elected, or if sooner, until the director's death, resignation or removal, by the following votes:

Nominee	Votes For	Withheld	Broker Non-Votes
Jerri DeVard	748,444,498	6,353,404	52,014,126
Nancy Kramer	750,229,641	4,568,261	52,014,126
Scott Maw	750,082,515	4,715,387	52,014,126

2.Ratification of Independent Auditor for 2022
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent auditor for the year ending December 31, 2022, by the following votes:

Votes For	Votes Against	Abstentions
805,145,698	602,014	1,064,316
3.Approval, on an advisory basis, of named executive officer compensation
The stockholders approved, on an advisory basis, named executive officer compensation, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
751,351,401	2,777,597	668,904	52,014,126
4.Approval, on an advisory basis, of the frequency for future advisory votes to approve named executive officer compensation
The stockholders approved, on an advisory basis, one year as the frequency for future advisory votes to approve named executive officer compensation, by the following votes:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
752,990,732	226,455	565,183	1,015,532	52,014,126

The Company will hold advisory votes to approve named executive officer compensation every year.

5.Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse split of the Company’s Class A common stock and Class B common stock
The stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse split of the Company’s Class A common stock and Class B common stock, by the following votes:

Votes For	Votes Against	Abstentions
796,350,712	10,296,128	165,188

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT, INC.

Dated: June 10, 2022
	By:	/s/ Robert Bateman
Robert Bateman
Chief Financial Officer